                                                                 EXHIBIT 10.3(a)


                                 March 25, 1999


Southern States Cooperative, Incorporated
6606 West Broad Street
Richmond, Virginia 23230
Attention: Jonathan A. Hawkins
        Senior Vice President and Chief Financial Officer

               Re: Consent

Gentlemen:

     Reference is made to the Revolving Credit Agreement, dated as of January 12, 1999, among Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation (the "Company"), CoBank, ACB in its individual capacity ("CoBank"), as Bank and in its capacity as Administrative Agent and Documentation Agent, First Union National Bank ("First Union"), as Bank and in its capacity as Syndication Agent, NationsBank, N.A. ("NationsBank"), as Bank and in its capacity as Syndication Agent, Nationsbanc Montgomery Securities LLC, in its capacity as Lead Arranger, and FMB Bank, as Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank"), as Bank, Banque Nationale de Paris (Chicago Branch), as Bank, Crestar Bank, as Bank and in its capacity as Co-Agent, DG Bank Deutsche Genossenschaftsbank AG Cayman Islands Branch, as Bank, and Wachovia Bank, N.A., as Bank and in its capacity as Co-Agent, as amended by that certain First Amendment to Revolving Credit Agreement dated as of February 3, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Credit Agreement.

     The Company has indicated that it will enter into (i) the Amendment No.2 to
the Bridge Loan Agreement dated as of March     , 1999, by and among the
                                            ----
Company, NationsBank, N.A., as administrative agent, and First Union National Bank and CoBank, as co-agents, substantially in the form attached hereto as Exhibit A (the "Second Amendment"), pursuant to which, among other things, the
---------
maturity date of the term loan made by the lenders thereunder shall be extended from April 7, 1999 to October 8, 1999, (ii) an amendment to the GoldKist Commitment Letter dated March 25, 1999 by and between the Company and Gold Kist Inc., substantially in the form attached hereto as Exhibit B (the "GoldKist
                                                   ---------
Commitment Letter Amendment"), pursuant to which, among other things, the obligation of GoldKist thereunder to purchase Junior Preferred Securities shall be extended from April 2, 1999 to October 5, 1999 and the payment of the purchase price for any Junior Preferred Securities shall be required to be made directly to NationsBank in repayment of the outstanding principal amount under the Bridge Loan Agreement, and (iii) a collateral assignment of rights under the
Rabobank Letter of Credit dated as of March   , 1999 by the Company in favor of
                                            --
NationsBank, N.A., as administrative agent

Southern States Cooperative, Incorporated
March 25, 1999
Page 2


the form attached hereto as Exhibit C (the "Collateral Assignment"; together
                            ---------
with the Second Amendment and the GoldKist Commitment Letter Amendment referred to herein collectively as the "Amendment Documents"), pursuant to which, among other things, the Company's rights to draw under such letter of credit shall be assigned, and any payments thereunder shall be directed, to NationsBank to repay the outstanding principal amount under the Bridge Loan Agreement.

     The Company hereby represents and warrants to the Administrative Agent and the Banks that, except for the items described in the next succeeding paragraph for which a consent has been requested, the execution, delivery and performance of the Amendment Documents, does not, and when consummated, will not, violate any term or provision of the Credit Agreement or create a Potential Default or Event of Default thereunder.

     The Company has requested the written consent of the Administrative Agent and Requisite Banks to the amendment of the Bridge Loan Agreement and the GoldKist Commitment Letter and the assignment of the Rabobank Letter of Credit in accordance with the terms of the Amendment Documents. In reliance upon the representations and warranties provided by the Company to the Administrative Agent and Banks by which the Company has requested such consent, the Administrative Agent and each of the Banks signatory hereto, constituting Requisite Banks, hereby consents to the amendment of the Bridge Loan Agreement and the GoldKist Commitment Letter and the assignment of the Rabobank Letter of Credit in accordance with the terms of the Amendment Documents. The consent in the immediately preceding sentence applies solely to the Potential Default and Event of Default under Section 6.01 and clauses (a) and (c) of Section 6.10 of the Credit Agreement that otherwise would result from the amendment of the Bridge Loan Agreement and the GoldKist Commitment Letter and the assignment of the Rabobank Letter of Credit pursuant to the Amendment Documents. The consent provided for above shall be void ab initio and of no force and effect whatsoever
                            --------------
if the form and substance of the final, fully executed, Amendment Documents are not substantially the same as the form of such documents attached hereto as

Exhibits A, B and C. Without limiting the foregoing sentence, the Administrative
-------------------
Agent and each of the Banks expressly reserves any and all rights it may have under the Credit Agreement or any other Loan Documents arising out of or in connection with any Potential Default or Event of Default thereunder and not specifically waived herein.

     Except as expressly modified by this consent agreement, the terms and provisions of the Credit Agreement, are hereby ratified and confirmed and shall continue in full force and effect. Without limiting any conditions to effectiveness set forth above, the consent provided herein is to be effective only upon receipt by the Administrative Agent of an execution counterpart of this consent agreement signed by the Requisite Banks and the Company; and is conditioned upon the correctness of all representations and warranties made by the Company herein. This consent

Southern States Cooperative, Incorporated
March 25, 1999
Page 3


agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia, without reference to the conflicts or choice of law principles thereof.

     Please evidence your acknowledgment of and agreement to the foregoing by executing this letter below in the place indicated.

                                    Sincerely,

                              COBANK, ACB, as Administrative Agent
                              and Bank



                              /s/ Lori L. O'Flaherty
                              --------------------------------
                              Vice President
                              --------------------------------


Accepted and agreed to as of
the date first written above:

FIRST UNION NATIONAL BANK,
as Bank

By:     /s/ Eileen McCushard
        ------------------------------

Title:  Vice President
        ------------------------------


NATIONSBANK, N.A., as Bank


By:     /s/ William F. Sweeney
        ------------------------------

Title:  Vice President
        ------------------------------

Southern States Cooperative, Incorporated
March 25, 1999
Page 4


FMB BANK,
as Bank

By:     /s/ Susan Elliott Benninghoff
        ------------------------------------------

Title:  Susan Elliott Benninghoff, Vice President
        ------------------------------------------



COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH, as Bank

By:     /s/ Michiel V.M. Vandervoort
        ------------------------------------------

Title:  Michiel V.M. Vandervoort
        Vice President
        ------------------------------------------

By:     /s/ W. Pieter C. Kodde
        ------------------------------------------

        W. Pieter C. Kodde
Title:  Vice President
        ------------------------------------------


BANQUE NATIONALE de PARIS
(CHICAGO BRANCH), as Bank


By:     /s/ Arnaud Collin du Bocage
        ------------------------------------------

Title:  Executive Vice President & General Manager
        ------------------------------------------


CRESTAR BANK,
as Bank

By:     /s/
        ------------------------------------------

Title:  Senior Vice President
        ------------------------------------------

Southern States Cooperative, Incorporated
March 25, 1999
Page 5


DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
AG CAYMAN ISLANDS BRANCH, as Bank


By:     /s/ Kurt A. Morris
        -----------------------------------

        Kurt A. Morris
Title:  Vice President
        -----------------------------------


By:     /s/ James I. Yager
        -----------------------------------

Title:  James I. Yager, CPA
        -----------------------------------
        Vice President


WACHOVIA BANK, N.A.,
as Bank

By:     /s/ Christopher Barin
        -----------------------------------

Title:  Senior Vice President
        -----------------------------------


SOUTHERN STATES COOPERATIVE, INCORPORATED

By:     /s/ Jonathan Hawkins
        -----------------------------------

Title:  Senior Vice President and Treasurer
        -----------------------------------

                                    EXHIBIT A
                                    ---------

[Bridge Loan Amendment to be attached]


                                    EXHIBIT B
                                    ---------

[GoldKist Commitment Letter Amendment to be attached]


                                    EXHIBIT C
                                    ---------

[Rabobank Letter of Credit Amendment to be attached]

                                    EXHIBIT A

                                 AMENDMENT NO 2

          THIS AMENDMENT NO.2 (the "Amendment"), dated as of March    l999, to
                                    ---------                      --
the Credit Agreement referenced below, is by and among SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia agricultural cooperative corporation, the lenders identified herein, NATIONSBANK, N.A., as Administrative Agent, and FIRST UNION NATIONAL BANK and COBANK, ACB, as Co-Agents. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               WITNESSETH

          WHEREAS, a $225 million credit facility has been established in favor of Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation (the "Borrower"), pursuant to the terms of that Term
                              --------
Loan Credit Agreement dated as of October 9, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the Lenders identified therein,
 ----------------
NationsBank, N.A., as Administrative Agent, and First Union National Bank and CoBank, ACB, as Co-Agents;

          WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

          WHEREAS, such modifications require the consent of all the Lenders;

          WHEREAS, the Lenders have consented to the requested modifications on the terms and conditions set forth herein;

          NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   The Credit Agreement is amended in the following respects:

     1.1 In Section 1.1, the following definitions are amended or added to read as follows:

               "Applicable Percentage" means, for any day, (a) in the case of
                ---------------------
          Eurodollar Loans, a per annum rate equal to 0.50% and (b) in the case of Base Rate Loans, a per annum rate equal to 0.0%; provided,
                                                               --------
          however, upon the occurrence of a default with respect to any
          -------
          financial covenant under the Michigan Livestock Credit Agreement or the Statesman Financial Corporation Credit Agreement, the Applicable Percentage shall be, for any day, (a) in the case of Eurodollar Loans, a per annum rate equal to 1.00% and (b) in the case of Base Rate Loans, a per annum rate equal to 0.0%.

               "Debt Transaction" means, with respect to the Borrower or any of
                ----------------
          its

          Subsidiaries, any sale, issuance placement of Funded Debt, whether or not evidenced by promissory note or other written evidence of indebtedness.

               "GoldKist Commitment Letter" means that certain commitment letter
                --------------------------
          dated as October 13, 1998 between GoldKist and the Borrower relating to the commitment of GoldKist to purchase up to $100 million of preferred securities from the Borrower, as amended and restated from time to time.

               "Michigan Livestock Credit Agreement" means that certain
                -----------------------------------
          Revolving Credit Agreement dated as of November 6,1998 among Michigan Livestock Credit Corporation, the banks party thereto, and CoBank, ACB, as agent for the Banks, as amended and restated from time to time.

               "Revolving Credit Agreement" means that certain Revolving Credit
                --------------------------
          Agreement dated as of January 12, 1999 by and among the Borrower, the banks referred to therein, CoBank, ACB, as Administrative Agent and Documentation Agent, First Union National Bank and NationsBank, N.A., as Syndication Agents, Crestar Bank and Wachovia Bank, N.A., as Co-Agents. and NationsBanc Montgomery Securities LLC, as Lead Arranger, as amended and restated from time to time.

               "Statesman Financial Corporation Credit Agreement" means that
                ------------------------------------------------
          certain Revolving Credit Agreement dated as of January 12. 1999 by and among Statesman Financial Corporation, the banks referred to therein, CoBank, ACB, as Administrative Agent and Documentation Agent, First Union National Bank and NationsBank, N.A., as Syndication Agents, Crestar Bank and Wachovia Bank, N.A., as Co-Agents, and NationsBanc Montgomery Securities LLC, as Lead Arranger, as amended and restated from time to time.

     1.2 In Section 1.1 of the Credit Agreement, the definitions of "Investment" and "Permitted Liens" are deleted in their entirety.

     1.3  Section 2.1(c) of the Credit Agreement is amended to read as follows:

               (c) Repayment.  The Term Loans shall be duo and payable in full
                   ---------
          on October 8, 1999.

     1.4 Section 6.1 through Section 6.18 of the Credit Agreement are deleted in their entirety, and a new Section 6.1. is added to read as follows:

               6.1 Incorporation of Covenants from Revolving Credit Agreement.
                   ----------------------------------------------------------
          The affirmative covenants contained in Article V, the negative covenants contained in Article VI and the financial covenants contained in Article VII, respectively, of the Revolving Credit Agreement as in effect on the date of Amendment No. 2 (collectively, the "Incorporated Covenants"), together with the related definitions
               ----------------------
          set forth in Section 1.01 of the Revolving Credit Agreement as in effect on the date of Amendment No.2. are incorporated herein by reference with the same effect as if stated at length herein; provided
                                                                        --------
          that references therein (a) to "this Agreement" or "the Credit Agreement" shall be deemed to include this Credit Agreement, (b) references therein to "Bank" or "Banks" shall be deemed to include the Lenders under this Credit Agreement and (c) references to the "Administrative Agent" shall be deemed to include the Administrative Agent under this Credit Agreement. The Borrower covenants and agrees that the Incorporated Covenants shall be as binding on the Borrower as if set forth fully herein.

     1.5  A new Section 6.2 is added to read as follows:

               6.2 Placement of Preferred Securities. If the Borrower has not
                   ---------------------------------
          issued preferred securities in a registered public offering or in Rule 144A transaction by September 15, 1999, the Borrower shall immediately begin the process required to complete the issuance and delivery of preferred securities to GoldKist pursuant to the GoldKist Commitment Letter. The Administrative Agent shall have the right to review and approve the process.

     1.6 Clause (c) of Section 7.1 of the Credit Agreement is amended to read as follows:

               (c) failure to observe or comply with (A) the financial covenants in Article VII of the Incorporated Covenants or the negative covenants in Article VI of the Incorporated Covenants (except in the case of negative covenants contained in Article VI of the Incorporated Covenants, those defaults which may occur or arise other than on account of or by affirmative or intentional act of the Borrower or Subsidiary or event or condition which the Borrower shall with know1edge permit to exist, all of which shall be subject to the provisions of clause (B) hereof), inclusive, or (B) any of the other covenants or provisions contained herein or in any other Credit Document and such failure to observe or comply shall continue for a period of 30 days after the earlier of actual knowledge of a responsible officer of the Borrower or notice to the Borrower thereof, or

     2. This Amendment shall be effective upon satisfaction of the following conditions precedent:

               (a) Execution of this Amendment by the Borrower and all of the Lenders;

               (b) Receipt by the Administrative Agent of an opinion of counsel to the Borrower relating to this Amendment and the transactions contemplated herein, which opinion shall be in form and substance satisfactory to the Lenders;

               (c) Receipt by the Administrative Agent of an opinion of counsel to GoldKist relating to the GoldKist Commitment Letter, which opinion shall be in form and substance satisfactory to the Lenders;

               (d) Receipt by the Administrative Agent of a certified copy of an amendment to the GoldKist Commitment Letter which shall (i) extend the Purchase Date (as defined in the GoldKist Commitment Letter) to October 5, 1999 and (ii) provide that any payment made thereunder in respect of the Preferred Securities (as defined in the GoldKist Commitment Letter) shall be made directly to the Administrative Agent, which amendment shall be in form and substance satisfactory to the Lenders;

               (e) Receipt by the Administrative Agent of certified copy of the consent to the GoldKist Commitment Letter by (i) CoBank, ACB, (ii) Prudential Insurance Company of America and (iii) RaboBank, as Agent under that certain Credit Agreement dated as of August 4, 1998 by and among GoldKist, as borrower, and various banks and lending institutions, as lenders;

               (f) Receipt by the Administrative Agent of a certified copy of an amendment to the Revolving Credit Agreement to allow for this Amendment, the amendment to the GoldKist Commitment Letter and the collateral assignment of the RaboBank Letter of Credit, which amendment shall be in form and substance satisfactory to the Lenders;

               (g) Receipt by the Administrative Agent of certified copy of the Michigan Livestock Credit Agreement and all amendments thereto (which shall include an amendment extending the termination date to at least October 8, 1999), which shall be in form and substance satisfactory to the Lenders;

               (h) Execution by the Borrower and the Administrative Agent, and acknowledgment thereof by RaboBank, of a collateral assignment of the Letter of Credit to the Administrative Agent, which shall be in form and substance satisfactory to the Lenders;

               (i) Receipt by the Administrative Agent of (i) the original RaboBank Letter of Credit and (ii) an undated draw certificate executed by Southern States relating to the RaboBank Letter of Credit; and

               (j) Receipt by the Administrative Agent, for the ratable benefit of the Lenders, of a fee equal to 5 basis points (0.05%) on aggregate outstanding principal amount of the Term Loan.

     3. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in force and effect.

     4. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the Commonwealth of Virginia.

                  [Remainder of Page intentionally Left Blank]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed end delivered as of the date first above written.

BORROWER:           SOUTHERN STATES COOPERATIVE, INCORPORATED,
--------            a Virginia agricultural cooperative corporation

                    By:__________________________________________
                    Name:
                    Title:

LENDERS:            NATIONSBANK, N.A.,
-------             as Administrative Agent and as a Lender

                    By:__________________________________________
                    Name:
                    Title:

                    FIRST UNION NATIONAL BANK,
                    as Co-Agent and as a Lender

                    By:__________________________________________
                    Name:
                    Title:

                    COBANK, ACB,
                    as Co-Agent and as a Lender

                    By:__________________________________________
                    Name:
                    Title:

                                    EXHIBIT B

                                                                   Draft 3/10/99

                              [GoldKist stationery]



                                 March __, 1999


Southern States Cooperative, Inc.
6606 West Broad Street
P. O. Box 26234
Richmond, Virginia 23260

             Amendment to Commitment Letter dated October 13, 1998
             -----------------------------------------------------

Ladies and Gentlemen:

          This letter will serve to amend our commitment letter to you dated October 13, 1998, and the Terms Sheet attached thereto, in the following respects:

          1. The purchase date specified in section 1 of the Terms Sheet shall be amended to delete "April 2, 1999" and to insert in lieu thereof "[October 1], 1999"; and the words "175 days after October 9, 1998" shall be amended to read "[358]" days after October 9, 1998."

          2. Payment by GoldKist Inc. for any securities of Southern States Cooperative, Inc. ("Southern States") purchased under the commitment letter dated October 13, 1998, as amended hereby, shall [if requested by NationsBank, N.A.] be made directly to NationsBank, N.A., as Administrative Agent for the account of Southern States, in order to repay outstanding indebtedness under Southern States' Senior Bridge Facilty.

          3. The letter of credit issued by Cooperative Centrale Raiffeisen-BoerenleenBank, B.A.-"RaboBank Nederland", New York Branch ("RaboBank") pursuant to section 4 of the Terms Sheet shall, with the consent of RaboBank, be amended to make Southern States' rights thereunder assignable to NationsBank, N.A., as Administrative Agent, and for payment thereunder to be made, [if requested by NationsBank, N.A.,] directly to NationsBank, N.A., as Administrative Agent, for the account of Southern States.

          In all other respects, the commitment letter dated October 13, 1998, and the Terms Sheet attached thereto, shall remain unchanged and in full force and effect.

                              Sincerely,



                              --------------------------------
                              M.A. Stimpert
                              Senior Vice President

Agreed to by Southern States Cooperative, Inc.



----------------------------------------------
Wayne A. Boutwell
President and Chief Executive Officer

                                    EXHIBIT C


COMMONWEALTH OF VIRGINIA                        COLLATERAL ASSIGNMENT OF RIGHTS
                                                UNDER LETTER OF CREDIT AND
CITY OF RICHMOND                                DURABLE POWER OF ATTORNEY


          THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER LETTER OF CREDIT AND
DURABLE POWER OF ATTORNEY (this "Assignment") is made as of March   , 1999, by
                                 ----------                       --
SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia agricultural cooperative corporation (the "Assignor" or "Southern States"), to NATIONSBANK, N.A., as
                  --------      ---------------
administrative agent for the holders of the Secured Obligations (the "Assignee"
                                                                      --------
or the "Administrative Agent").
        --------------------

                                  WITNESSETH

          WHEREAS, Southern States agreed to purchase the GoldKist Inputs Business pursuant to the terms of that Asset Purchase Agreement dated as of July 23, 1998 (the "GKIB Purchase Agreement") between Southern States, as purchaser,
                ------------------------
and GoldKist, Inc. ("GoldKist"), as seller;
                     --------

          WHEREAS, a $225 million bridge loan facility (the "Bridge Loan" or
                                                             -----------
"Bridge Loan Facility") was established in favor of Southern. States pursuant to
------- -------------
the terms of that Credit Agreement dated as of October 8,1998 (as amended and modified, the "Bridge Credit Agreement") among Southern States, the lenders
               -----------------------
identified therein (the "Lenders") and NationsBank, N.A., as Administrative
                         -------
Agent, for the purpose of, among other things, financing the acquisition of' the GoldKist Inputs Business pursuant to the GKIB Purchase Agreement;

          WHEREAS, in order to facilitate establishment of the Bridge Loan Facility and the sale of the GoldKist Inputs Business, GoldKist agreed pursuant to that Commitment Letter dated as of October 13, 1998 (as amended and modified, the "GoldKist Preferred Securities Purchase Agreement") between Southern States
     ------------------------------------------------
and GoldKist to purchase from Southern States up to $100 million in preferred securities in the event Southern States were not so issue at least $100 million in publicly offered or privately placed preferred securities;

          WHEREAS, the purchase obligations of GoldKist under the GoldKist Preferred Securities Purchase Agreement were secured by an irrevocable standby letter of credit no. SB 14112 dated October 13, 1998 issued by Cooperative Centrale Raiffeisen-BoerenleenBank, B.A. - "RaboBank Nederland", New York Branch (as amended and modified, the "Rabobank Letter of Credit') to Southern States,
                               ------------------ -------
as beneficiary;

          WHEREAS, Southern States has requested extension of the maturity date of the Bridge Loan;

          WHEREAS, the lenders under the Bridge Loan Facility have required this Collateral Assignment, among other things, as a condition to the extension of the maturity date of the Bridge Loan;

          NOW, THEREFORE, IN ORDER to secure the payment of the loans and obligations owing under the Bridge Credit Agreement and the other Credit Documents as referenced and defined therein (including interest accruing after bankruptcy or insolvency, regardless of whether such interest is allowed as a claim in the bankruptcy or insolvency proceeding) (collectively, the "Secured
                                                                      -------
Obligations") and as an essential and integral part of the security therefor,
-----------
and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby immediately and absolutely sell, assign, transfer and set over to the Administrative Agent, and its successors and assigns in such capacity, the rights, interests and privileges which the Assignor has and may have in the Rabobank Letter of Credit, any additional letters of credit issued in replacement thereof or as additional security for the purchase obligations of GoldKist under the GoldKist Preferred Securities Purchase Agreement, as such additional letters of credit may be amended, modified, extended, renewed or replaced from time to time (collectively, the "Subject Letters of Credit"), with
                                               -------------------------
all proceeds, issues, income and profits due and becoming due therefrom, and neither the acceptance of this Assignment nor collection of sums due under the Subject Letters of Credit shall constitute a waiver of any rights of the holders of the Secured Obligations under the Bridge Credit Agreement or other operative documents relating thereto.


          1.  Payment of Proceeds Under the Subject Letters of Credit.  For so
              -------------------------------------------------------
long as this Assignment shall be in effect, any and all proceeds of any drawings under the Subject Letters of Credit will be paid directly to the Administrative Agent as follows (or pursuant to alternative written payment instructions provided by the Administrative Agent to the issuer of the Subject Letter of Credit):


                    NationsBank, N.A., as Administrative Agent
                    Charlotte, North Carolina
                    ABA no:
                    Acct. no.:
                    Attn:  Agency Services
                    Phone:  (312) 828-
                    Fax:  (312) 828-
                    Reference: Southern States Cooperative, Incorporated

The Assignor will give notice to the issuers of the Subject Letters of Credit of the payment instructions and other provisions of this Assignment and take such other action as necessary or appropriate to give effect hereto.

          2.  Durable Power of Attorney.  The Assignor hereby grants to the
              -------------------------
Administrative Agent a durable power of attorney, and hereby designates the Administrative

Agent as its attorney-in-fact, to execute and deliver, for and on behalf of the Assignor, all drafts, draw certificates, instruments, affidavits and certificates as may be necessary or convenient to exercise the Assignor's rights under the Letter of Credit. This durable power of attorney is coupled with an interest and shall be irrevocable without the prior written consent of' the Administrative Agent. So long as no Event of Default (as defined in the Bridge Credit Agreement) shall exist under any of the Credit Documents, however, the Administrative Agent agrees that it will not exercise this durable power of attorney.

          3.  Delivery of' RaboBank Letter of Credit.  Concurrently with the
              --------------------------------------
Assignor's execution of this Assignment, the Assignor has delivered the original RaboBank Letter of Credit to the Administrative Agent.

          4.  Indemnity.  Neither the Administrative Agent nor any Lender shall
              ---------
be obligated to perform or discharge any obligation or duty to be performed or discharged by the Assignor under the Subject Letters of Credit, and the Assignor hereby agrees to indemnify the Administrative Agent and the Lenders for, and to save them harmless from, any liability arising from the exercise of any rights under the Subject Letter of Credit or from this Assignment, except in the event of the Administrative Agent's gross negligence or willful misconduct (specifically including the Administrative Agent's failure to keep the Letter of Credit in its possession).

          5.  Representations and Warranties of the Assignor.  The Assignor
              ----------------------------------------------
represents and warrants that (i) the Assignor has full right and title to assign to the Administrative Agent its rights under the RaboBank Letter of Credit and any payments, income, proceeds and profits due or to become due thereunder; (ii) no prior assignment of any interest in the RaboBank Letter of Credit has been made; (iii) the RaboBank Letter of Credit is in full force and effect, and (iv) there are no existing defaults under the provisions of the RaboBank Letter of Credit.

          6.  Covenants of the Assignor.  The Assignor covenants and agrees that
              -------------------------
(i) the Assignor shall promptly (but in any event within three (3) Business Days after receipt thereof by the Borrower) deliver to the Administrative Agent any additional letters of credit issued in replacement of the RaboBank Letter of Credit or issued as additional security for the purchase obligations of GoldKist under the GoldKist Preferred Securities Purchase Agreement; and (ii) without the prior written consent of the Administrative Agent, the Assignor will not hereafter cancel, surrender, terminate, or draw upon the Subject Letters of Credit or materially change, alter or modify the same or execute any other assignment of the Assignor's rights under the Subject Letters of Credit.

          7.  Governing Law.  This Assignment shall be governed by, and
              -------------
construed in accordance with, the laws of the Commonwealth of Virginia.

          8.  Duration of Assignment.  This Assignment shall remain in full
              ----------------------
force and effect as until the Secured Obligations are paid in full and all commitments relating thereto are terminated.

          9.  Security Agreement.  It is understood and acknowledged by the
              ------------------
parties that this Assignment shall constitute a security agreement as defined by the Uniform Commercial Code in effect in the Commonwealth of Virginia granting a security interest in all of Assignor's right, title and interest, whether now existing or hereafter arising, in the Subject Letters of Credit to secure repayment and performance of all of the Assignor's obligations to the Administrative Agent including, without limitation, repayment of the Secured Obligations and compliance with the Assignor's obligations under the Bridge Credit Agreement.

          10.  Further Assurances.  The Assignor shall take such further actions
               ------------------
and shall execute such other documents as may be necessary or as may be required by the Administrative Agent to protect or perfect the liens and security interests created or intended to be created hereby and otherwise to complete the transactions contemplated hereby.


                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed under seal by authority duly given as of the date first above written.

                    SOUTHERN STATES COOPERATIVE, INCORPORATED a Virginia agricultural cooperative corporation


                    By:________________________________________
                    Name:
                    Title:

ATTEST:

By:__________________________________
Name:
Title:

[CORPORATE SEAL]

ACCEPTED AND AGREED:

NATIONSBANK, N.A.
in its capacity as Administrative Agent

By:__________________________________
Name:
Title:


ACKNOWLEDGMENT:

COOPERATIVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. - "RABOBANK NEDERLAND", NEW YORK BRANCH, in its capacity as issuer of the RaboBank Letter of Credit

By:__________________________________
Name:
Title:

COMMONWEALTH OF VIRGINIA

COUNTY OF ______________________

          On this, the _________day of March, 1999, before me, the subscriber, a notary public in and for the State and County aforesaid, personally appeared _____________________, __________________________ of Southern States
Cooperative, Incorporated, a Virginia agricultural cooperative corporation, who acknowledged that he, as such ___________________, being authorized to do so, executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

          WITNESS my hand and seal the day and year aforesaid.



                                      _______________________________
                                              Notary Public

My Commission Expires:_____________________________